UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2024

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement

On December 10, 2024, N2OFF, Inc. (the “Company”) entered into a securities purchase agreement (the “Agreement”) with certain investors signatory thereto (the “Purchasers”) for aggregate gross proceeds of approximately $1,500,000 (the “Private Placement”).

As part of the Private Placement, the Company issued an aggregate amount of 6,250,000 units and pre-funded units (collectively, the “Units”) at a purchase price of $0.24 per unit (less $0.00001 per pre-funded unit). Each Unit consists of (i) one share of common stock, par value $0.0001 per share (the “Common Stock” and the “Purchased Stock”) and/or one and a half pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrant”), and (ii) a one and a half warrant to purchase one share of Common Stock (the “Common Warrant” and together with the Pre-Funded Warrants, the “Warrants”).

The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.00001 per share of Common Stock and will not expire until exercised in full. The Common Warrants have a five-year term, are immediately exercisable and have an exercise price of $0.24, subject to certain anti-dilution and stock combination event protections.

Purchasers may exercise their warrants on a cashless basis, thereby receiving the net number of shares of Common Stock as determined by the prescribed formula based on the weighted average price of the Common Stock and the applicable exercise price, all in accordance with Section 1(d) of the Warrants.

The Warrants may not be exercised by the Purchaser if such exercise would result in such Purchaser beneficially owning in excess of 4.99% of the Company’s outstanding capital stock. Furthermore, the exercise price and number of Warrant Shares (as defined below) are subject to adjustments upon the issuance of certain Common Stock, issuance of options, issuance of convertible securities and stock combination events.

Under the terms of the Agreement and pursuant to a registration rights agreement entered into on the same date, with the Purchasers in connection with the Private Placement, the Company has undertaken to file a resale registration statement with the Securities and Exchange Commission (the “Commission”) covering the “Registrable Securities”, which includes the Purchased Stock, (ii) the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and (iii) any capital stock of the Company issued or issuable with respect to the Purchased Stock, the Warrant Shares or the Warrants, in each case as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the exercise of the Warrants.

The descriptions of the Agreement, the Registration Rights Agreement, the Common Warrant and the Pre-Funded Warrant set forth above are qualified in their entirety by reference to the full text of those documents, which are filed hereto as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, and incorporated herein by reference.

Facility Agreement Waiver

As previously disclosed, on October 1, 2024, the Company entered into a facility agreement (the “Facility Agreement”) with L.I.A. Pure Capital Ltd. (“Pure Capital”) for a credit facility of up to EUR 6,000,000. As part of the Facility Agreement, the Company issued Pure Capital a five-year warrant (the “Facility Warrant”) to purchase 1,850,000 shares of the Company’s common stock (the “Facility Warrant Shares”) at an exercise price of $1.00 per share. Notwithstanding that the Facility Warrant is immediately exercisable, Pure Capital has agreed, pursuant to a waiver agreement with the Company, dated December 5, 2024, (“Waiver Agreement”) not to exercise the Facility Warrant until the Company has obtained stockholder approval (“Stockholder Approval”).

The Facility Agreement also provides that the Company is required to file a resale registration statement with the Commission within 75 days of the date of the Facility Agreement. Pursuant to the Waiver Agreement, Pure Capital agreed that such resale registration agreement will be required to be filed within 30 days from the date that Stockholder Approval is obtained.

Except as set forth above, all other terms and conditions of the Warrant and Facility Agreement remain in full force and effect.

The description of the Waiver Agreement set forth above is qualified in its entirety by reference to the full text of the Waiver Agreement which is filed hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Company entered into a debt settlement agreement, dated November 15, 2024 (the “Settlement Agreement”), with Plantify Foods, Inc., a British Columbia company (“Plantify”), as previously reported by the Company in its Current Report on Form 8-K, filed with the Commission on November 18, 2024. On December 5, 2024, upon approved by the TSX Venture Exchange and pursuant to the terms of the Settlement Agreement, Plantify issued 2,420,848 of its common shares to the Company at a deemed price of CDN$0.848 per share in full satisfaction of CDN$2,052,879.39 owed to the Company. As a result of such issuance, the Company owns approximately 65% of the outstanding shares of Plantify.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuances of the Units, Purchased Stock, Warrants, Warrant Shares, Facility Warrant and Facility Warrant Shares are exempt from registration under Section 4(a)(2) of Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

EXHIBIT INDEX

Exhibit No.
4.1	Form of Common Warrant
4.2	Form of Pre-Funded Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Waiver Agreement, between the Company and L.I.A. Pure Capital Ltd., dated December 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: December 10, 2024	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer